UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

October 16, 2008

GILEAD SCIENCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-19731	94-3047598
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 LAKESIDE DRIVE, FOSTER CITY, CALIFORNIA

(Address of principal executive offices)

94404

(Zip Code)

(650) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.02	Results of Operations and Financial Condition.

On October 16, 2008, Gilead Sciences, Inc., a Delaware corporation, issued a press release announcing its financial results for the quarter ended September 30, 2008. A copy of the press release is filed as Exhibit 99.1 to this report.

Non-GAAP net income and net income per diluted share for the three months ended September 30, 2008 and 2007, and nine months ended September 30, 2007, are presented excluding the after-tax impact of stock-based compensation expense and the related methodology for computing dilutive securities for net income per diluted share purposes. Non-GAAP net income and net income per diluted share for the nine months ended September 30, 2008 are presented excluding the after-tax impact of the purchased in-process research and development expense incurred in connection with the acquisition of all of Navitas Assets, LLC’s assets related to its cicletanine business, as well as the after-tax impact of stock-based compensation expense and the related methodology for computing dilutive securities for net income per diluted share purposes. Non-GAAP research and development expenses and selling, general and administrative expenses for the 2008 and 2007 periods are presented excluding the impact of stock-based compensation expense. Management believes this non-GAAP information is useful for investors, taken in conjunction with Gilead’s GAAP financial statements, because management uses such information internally for its operating, budgeting and financial planning purposes. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of the company’s operating results as reported under United States generally accepted accounting principles.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release, issued by Gilead Sciences, Inc. on October 16, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.
(Registrant)

/s/ Robin L. Washington
Robin L. Washington Senior Vice President and Chief Financial Officer

Date: October 16, 2008

Exhibit Index

Exhibit Number	Description

99.1	Press Release, issued by Gilead Sciences, Inc. on October 16, 2008